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                                                                  EXHIBIT 10.17



                          PROVIDER SERVICES AGREEMENT
                              DATED APRIL 13, 1995
                                    between
                   TENNESSEE MENTAL HEALTH COOPERATIVE, INC.
                                      and
                             CASE MANAGEMENT, INC.


[This agreement is substantially identical in all material respects to the Provider Services Agreement dated April 13, 1995 between Tennessee Mental Health Cooperative, Inc. and Mental Health Cooperative, Inc. filed herewith as Exhibit 10.15, except that the party contracting with the Company's subsidiary is Case Management, Inc. and except that this agreement is modified by the Addendum to Management and Affiliation Agreement filed as part of Exhibit 10.16 (including an amended effective date of October 1, 1995).]